Other Current and Long-term Liabilities	12 Months Ended
Dec. 31, 2015
Other Current and Long-term Liabilities
Other Current and Long-term Liabilities

10. Other Current and Long-term Liabilities

        Other current liabilities consisted of the following as at December 31 (in thousands):

	2015	2014
Fair value of swaps	$4,538	$51,022
Other current liabilities	790	1,480

Total	$5,328	$52,502

        As of December 31, 2014, other current liabilities include an amount of $0.7 million related to deferred fees accrued in accordance with the Bank Agreement (refer to Note 12, "Long-Term Debt"), which are recorded at amortized cost.

        Other long-term liabilities consisted of the following at December 31 (in thousands):

	2015	2014
Fair value of swaps	—	$2,398
Other long-term liabilities	$13,219	11,310

Total	$13,219	$13,708

        In respect to the fair value of swaps, refer to Note 15a, Financial Instruments—Cash Flow Interest Rate Swap Hedges.